VANGUARD VARIABLE ANNUITY

TRANSAMERICA LIFE INSURANCE COMPANY

UPDATING SUMMARY PROSPECTUS

May 1, 2021

This Updating Summary Prospectus summarizes certain key features of the Vanguard Variable Annuity contract (“the Contract”). The Updating Summary Prospectus also provides a summary of Contract features that have changed.

The prospectus for the Contract contains more information about the policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.Transamerica.com. You can also obtain this information at no cost by calling toll free 1-800-462-2391 or by sending an email request to Annuities.Customerservice@transamerica.com.

Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your policy (the “Portfolios”) will no longer be sent by mail, unless you specifically request paper copies of the reports from Transamerica Life Insurance Company (“Transamerica”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at the number on Your account statement, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET. Your election to receive reports in paper will apply to all portfolio companies available under Your Contract.

Your election to receive reports in paper will apply to all Portfolios available under your Contract.

GLOSSARY

The following terms may appear in this updating summary prospectus and your prospectus, and are defined below:

Accumulated Value – The value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account).

Accumulation Phase – The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts.

Accumulation Unit – A measure of Your ownership interest in the Contract during the Accumulation Phase.

Accumulation Unit Value – Each subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount.

Adjusted Partial Withdrawal – Partial Withdrawal amount multiplied by an adjustment factor.

Annuitant - The person on whose life any annuity payments involving life contingencies will be based.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the Contract Owner.

Business Day – Any date that the New York Stock Exchange if open for trading.

Company – Transamerica Life Insurance Company.

Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider - An optional benefit under the contract that provides a guaranteed minimum withdrawal benefit.

Income Date - The date on which annuity payments begin and is always the first of the month.

Income Phase - When we begin to make annuity payments to You (or Your payee).

Portfolios – The underlying fund portfolios available under the Contract.

Premium Tax – A regulatory tax some states assess on the Premium Payments made into a Contract.

Qualified Contract – A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts under different Internal Revenue Code section.

Separate Account - Separate Account VA DD, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1930 Act”), to which premium payments under the policies may be allocated.

Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.

Valuation Period – The period of time from one determination of Accumulation Unit values and Annuity Unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

SUMMARY OF CONTRACT FEATURES THAT HAVE CHANGED

The information in this Updating Summary Prospectus is a summary of certain contract features that have changed since the Prospectus dated May 1, 2020. This may not reflect all of the changes that have occurred since you entered into your Contract.

PORTFOLIO COMPANY CHANGES

No Changes

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT CHANGES

No Changes

OVERVIEW OF THE CONTRACT CHANGES

I.	The following hereby replaces the “Inquiries and Contract and Contract Owner Information” section:

For more information about the Vanguard Variable Annuity, call (800) 462-2391 or write:

Regular Mail:	Overnight or Certified Mail:

Transamerica Life Insurance Company	Transamerica Life Insurance Company
P.O. Box 369	4333 Edgewood Road NE
Cedar Rapids, IA 52406-0369	Cedar Rapids, IA 52499

If you have questions about your Contract, please telephone Transamerica Life Insurance Company at (800) 462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

II.	The following hereby replaces the “Accessing Your Contract on the Web” section:

Accessing Your Contract Online

You may access information and manage your annuity on www.Transamerica.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—usually 4:00 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of www.Transamerica.com. You can register at www.Transamerica.com or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

PURCHASE CHANGES

I.	The following hereby replaces the “Application and Issuance of Contracts” section:

The Vanguard Variable Annuity is no longer available for purchase by new Contract Owners.

II.	The following hereby replaces the “Purchasing by Wire – Money should be wired to:” section:

Additional Premium Payments by Wire

Money should be wired to:

HSBC

Routing Number for Wires: 021001088

Account Number: 000168106

Transamerica Life Insurance Company

[Your Contract Number]

[Your Name]

Please call (800) 462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

Wires from non-US banks are not accepted.

The Company will accept Federal Funds wire additional premium orders only when the New York Stock Exchange and banks are open for business. An additional premium payment received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) will have a trade date of the same day, and additional premium payments received after that time will have a trade date of the first business day following the date of receipt.

III.	The following hereby replaces the “Section 1035 Exchanges” section:

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified contract or life insurance contract or endowment policy to the Vanguard Variable Annuity without any current tax consequences. The Vanguard Variable Annuity is no longer available for purchase to new Contract Owners.

To accommodate owners of the Vanguard Variable Annuity, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuity policies into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you are responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchange, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a financial professional before making a 1035 Exchange.

IV.	The following hereby replaces the “Allocation of Premium Payments” section:

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make should be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by contacting a Transamerica Life Insurance Company associate at (800)462-2391. The change will take effect on the date the Company receives your request. You may establish the telephone privilege by completing the appropriate section of the Application, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.

GENERAL DESCRIPTION OF CONTRACT CHANGES

V.	The following hereby replaces the 1st bullet under the “Exchanges Among Subaccounts” section:

▪

You may request exchanges in writing, by telephone, or online at www.Transamerica.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

VI.	The following hereby replaces the “Automatic Asset Rebalancing” section:

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalancing service form or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

VII.	The following hereby replaces the 2nd paragraph of the “Automatic Exchange Service” section:

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

VIII.	The following hereby replaces the “Telephone and Online Privilege” section:

You may establish the telephone and online privilege on your Contract by completing the appropriate section of the Application. You may request an exchange of assets among the subaccounts through www.Transamerica.com if you are a registered user. The Company and the Fund shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company and the Fund shall not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

ACCESS TO YOUR MONEY CHANGES

IX.	The following hereby replaces the “Full and Partial Withdrawals” section:

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250. Unless You tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

You can make a withdrawal request in writing or by telephone. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Transamerica Life Insurance Company, P. O. Box 369, Cedar Rapids, IA 52406-0369. Withdrawals are not currently permitted to be requested online.

ANNUITY PAYMENTS (THE INCOME PHASE) CHANGES

I.	The following hereby replaces the 7th bullet in the “A Few Things to Keep in Mind Regarding Annuity Payments” section:

▪

If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Transamerica Life Insurance Company at (800) 462-2391. However, each Vanguard Variable Annuity Portfolio (other than money market Portfolios and short-term bond Portfolios) generally prohibits an investor’s purchases or exchanges into a Portfolio for 30 calendar days after the investor has redeemed or exchange out of that Portfolio.

FEE TABLE CHANGES

No Changes

BENEFITS UNDER THE CONTRACT CHANGES

I.	The following hereby replaces the first sentence of the 2nd paragraph of the “2) Annual Step-Up Death Benefit Rider” section:

If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting a Transamerica Life Insurance Company associate at (800) 462-2391.

II.	The following hereby replaces the 1st bullet under the “Termination” section:

▪

The beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Transamerica Life Insurance Company receives written notice from you requesting termination of the GLWB rider;

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

As a percentage of average Accumulated Value

FEES AND EXPENSES				Location in Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Contract Fee Tables and Expense Examples Appendix A: Portfolio Companies Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.17%	0.30%
	Investment options (portfolio company fees and expenses as a percentage of policy value invested)	0.10%	0.40%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[2]	0.05%	2.00%
	Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each based on current charges.
	Lowest Annual Cost: $409	Highest Annual Cost: $2,910

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of optional benefits and fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS				Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Contract is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if You take withdrawals or fully surrender the Contract during the surrender charge period.

Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor investment performance. The investment performance of Your Contract can vary depending on the performance of the subaccounts options that You choose.

•   Each subaccount has its own unique risks.

•   You should review the subaccounts carefully before making an investment decision.

1As a percentage of average Accumulated Value

2Annual charge as a percentage of withdrawal base

Insurance Company Risks	An investment in the Contract is subject to the risks related to Transamerica Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting www.Transamerica.com or calling toll-free (800) 462-2391.	Transamerica Life Insurance Company, the Separate Account, and the Portfolios
RESTRICTIONS		Location in Prospectus
Investments	• We reserve the right to remove or substitute portfolios as investment options under the Contract. • With certain riders, the portfolios to which You may allocate Your Contract value are limited	Annuity Contract Fee Tables and Expense Examples; Transamerica Life Insurance Company, the Separate Account, and the Portfolios;
Optional Benefits

•   Optional insurance benefits may be available only to insureds within certain age ranges, may be subject to special rules regarding the effect of withdrawals on the benefit amount, and may be subject to specific conditions regarding termination of the benefit.

•   Exceeding limits specified by the terms of the optional benefits may affect the availability of the benefits by reducing the benefits by an amount greater than the amount withdrawn or may cancel the benefits.

•   We may stop offering an optional benefit at any time to new purchasers, including to current Contract Owners who wish to add a benefit after the Contract Date.

Benefits Available Under the Contract
TAXES		Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•   If You purchased the Contract through a tax-qualified plan or individual retirement account (IRA), You do not get any additional tax deferral.

•   Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

Tax Information
CONFLICT OF INTEREST		Location in Prospectus
Exchanges	Some investment professionals may have a financial incentive to offer You a new contract in place of the one You already own. You should only exchange Your Contract if You determine, after comparing the features, fees, and risks of both policies, that it is preferable for You to purchase the new contract rather than continue to own Your existing Contract.	Exchanges and/or Reinstatements

PORTFOLIOS AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolios available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. More information about the Portfolio companies is available in the prospectuses for the Portfolio companies, which may be amended from time to time and can be found online at www.Transamerica.com. You can also request this information at no cost by calling (800) 462-2391 or sending an email request to Annuities.Customerservice@transamerica.com.

The current expenses and performance below reflect fee and expenses of the Portfolio companies, but does not reflect the other fees and expenses that your Charge may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20[20])
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation and reasonable current income.	Balanced Portfolio*/Wellington Management Company LLP	0.21%	10.68%	10.77%	9.88%
Seeks to provide long-term capital appreciation.	Capital Growth Portfolio/PRIMECAP Management Company	0.34%	17.47%	15.96%	14.98%
Seeks to provide current income and low to moderate capital appreciation.	Conservative Allocation Portfolio*/The Vanguard Group, Inc.	0.13%	11.73%	8.10%	-
Seeks to provide long-term capital appreciation and income.	Diversified Value Portfolio/Hotchkis and Wiley Capital Management, LLC	0.24%	11.78%	10.30%	10.60%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Equity Income Portfolio/Wellington Management Group LLP & The Vanguard Group, Inc.	0.30%	3.25%	10.45%	11.62%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Equity Index Portfolio/The Vanguard Group, Inc.	0.14%	18.20%	15.05%	13.72%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Global Bond Index Portfolio/ The Vanguard Group, Inc.	0.13%	6.67%	-	-
Seeks to provide long-term capital appreciation	Growth Portfolio/Jackson Square Partners, LLC; Wellington Management Company LLP	0.40%[1]	43.09%	19.96%	17.11%
Seeks to provide a high level of current income.	High Yield Bond Portfolio/ Wellington Management Company LLP	0.26%	5.67%	7.22%	6.38%
Seeks to provide long-term capital appreciation.	International Portfolio/Baillie Gifford Overseas Ltd.; Schroder Investment Management North America Inc.	0.38%	57.58%	21.30%	12.10%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Mid Cap Index Portfolio/ The Vanguard Group, Inc.	0.17%	18.07%	13.14%	12.26%
Seeks to provide capital appreciation and a low to moderate level of current income.	Moderate Allocation Portfolio*/ The Vanguard Group, Inc.	0.12%	13.77%	9.80%	-

Seeks to provide current income while maintaining liquidity and a stable share price of $1.	Money Market Portfolio/The Vanguard Group, Inc.	0.15%	0.52%	1.24%	0.69%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Real Estate Index Portfolio/The Vanguard Group, Inc.	0.26%	-4.85%	5.66%	8.60%
Seeks to provide current income while maintaining limited price volatility.	Short Term Investment Grade Portfolio/The Vanguard Group, Inc.	0.14%	5.49%	3.39%	2.73%
Seeks to provide long-term capital appreciation.	Small Company Growth Portfolio/ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.30%	23.18%	15.74%	13.53%
Seeks to track the performance of a broad, market-weighted bond index.	Total Bond Market Index Portfolio/The Vanguard Group, Inc.	0.14%	7.58%	4.36%	3.71%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located and developed and emerging markets, including the United States.	Total International Stock Market Index Portfolio/The Vanguard Group, Inc.	0.10%	11.18%	-	-
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Total Stock Market Index Portfolio/The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%

*Designated Investments for GLWB rider

1Annual expenses reflect temporary fee reduction of 0.01%

Back Cover Page

Additional information about the contract and the separate account can be found in the prospectus and Statement of Additional Information for the contract, each of which is incorporated by reference to this Summary Prospectus. The prospectus and Statement of Additional Information are each dated May 1, 2021.